Summit Water Infrastructure Multifactor ETF
NYSE ARCA: WTRX
Summary Prospectus|February 28, 2017

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks.   You can find the Fund’s Prospectus and other information about the Fund, including its Statement of Additional Information and shareholder reports, online at www.summitwateretf.com.  You may also obtain this information at no cost by calling 1-844-809-3557. The Fund’s Prospectus and Statement of Additional Information, both dated February 28, 2017, are incorporated by reference into this Summary Prospectus.

Investment Objective

The Fund seeks investment results that correspond  (before fees and expenses) generally to the performance of its underlying index, the Summit Zacks Global Water Index (ticker symbol ZAXWTRX) (the “Underlying Index”).

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors purchasing or selling Shares in the secondary market may be subject to costs (including customary brokerage commissions) charged by their broker. These costs are not included in the table or the expense example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.80%
Other expenses(1)	0.00%
Total annual Fund operating expenses	0.80%

(1)  “Other expenses” are based on estimated amounts for the current fiscal year and are calculated as a percentage of the Fund's net assets.

Example
The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same each year.

	One Year	Three Years
Although your actual costs may be higher or lower, based on these assumptions your costs would be:	$82	$255

Portfolio Turnover

The  Fund will pay transaction  costs, such as commissions, when  it purchases and sells securities (or “turns over” its portfolio).A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example,  affect the Fund’s performance. Since the Fund’s inception on August 8, 2016 to October 31, 2016 the portfolio turnover rate was 0% of the average value of its portfolio.

Principal Investment Strategies

The Fund will seek investment results that correspond (before fees and expenses) generally to the performance of the Underlying Index. The Underlying Index is a rules-based index intended to provide investors with exposure to water-related businesses globally, which may include emerging markets. The Underlying Index generally consists of 30-50 stocks that are selected by Zacks Index Services (the “Index Provider”) from a universe of domestic and international companies involved in water-related businesses (the “Index Universe”) pursuant to the criteria and methodology described in more detail below.

To be included in the Index Universe, companies must be listed on a global stock exchange, have a market capitalization of no less than $200 million, and have a three-month average daily trading value greater than $400,000. Stocks listed on  local exchanges in certain non-U.S. markets that have difficult trading requirements or regulatory regimes are ineligible. The Index Provider then selects stocks for inclusion in the Underlying Index through the use of a proprietary ranking and weighting methodology designed to identify the stocks in the Index Universe that primarily derive their revenue from water-related business activities and provide the greatest potential in terms of yield and risk/return. The Index Provider also considers the geographic origin of stock issuers and seeks to maintain global diversification among the constituents  of the Underlying Index. The goal of global diversification is secondary, however, to the criteria described above and it is possible, though not anticipated, that the Underlying Index may not be globally diversified from time to time. Subject to the minimum capitalization criteria referenced above, the Underlying Index may include large-, mid-, or small capitalization companies. Water-related businesses include entities engaged in delivering water-related products or services in the industrials, utilities and energy sectors, which include the following business lines: water-related pumps, pipes, valves, filtration, treatment, storage, water rights, chemicals, delivery (utilities), desalinization, ultra-purification (in the manufacturing process  or medical equipment), ballast water (ship water treatment), plumbing, water efficiency and metering. The constituents of the Underlying Index, and the degree to which the constituents represent certain industries, may change over time.
The Fund generally will invest in all of the stocks that comprise  the Underlying Index in proportion to their weightings in the Underlying Index. However, under various circumstances, it may not be possible or practicable to purchase all of the stocks in the Underlying Index in those weightings. In those circumstances, the Fund may purchase a sample of the stocks in the Underlying Index in proportions expected by ALPS Advisors, Inc. (the “Adviser”) to correspond as closely as possible to the performance of the Underlying Index. There may also be instances in which the Adviser may choose to overweight a stock in the Underlying Index, purchase (or sell) stocks not in the Underlying Index which the Adviser believes are appropriate to substitute for one or more Underlying Index constituents, or utilize various combinations of other available investment techniques, in seeking to correspond, before fees and expenses, generally to the performance of the Underlying Index. In addition, from time to time, stocks are added to or removed from the  Underlying Index. The Fund may sell stocks that are represented in the Underlying Index or purchase stocks that are not yet represented in the Underlying Index in anticipation of their removal from or addition to the Underlying Index.

To the extent the Underlying Index is concentrated in a particular industry the Fund will necessarily be concentrated in that industry. The Fund is non- diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

In accordance with rules adopted under the Investment Company Act of 1940 Act, as amended (the “1940 Act”), the Fund has adopted a policy to invest at least 80% of the value of net assets (plus the amount of any borrowing for investment purposes)   in securities of companies that are involved in or related to the water industry, as suggested by its name (an “80% investment policy”). The Underlying Index is comprised entirely of securities  of companies that are involved in or related to the water industry. Therefore, the Fund anticipates meeting its 80% investment policy by investing at least 90% of the value of its total assets in securities that comprise the Underlying Index.

Principal Investment Risks

Investors should consider the  following risk factors and special considerations associated with investing in the Fund, which may cause you to lose money.

Investment Risk. An investment in the Fund is subject to investment risk including the possible loss of the entire principal amount that you invest.

Equity Risk. A principal risk of investing in the Fund is equity risk, which is the risk that the value of the securities held by the Fund will fall due to general market  and  economic  conditions,  perceptions  regarding  the  industries in which the issuers of securities held by the Fund participate or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of equity securities of an issuer held by the Fund; the price of common stock of an issuer may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the common stocks and other equity securities held by the Fund. In addition, common stock of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. Common stock is subordinated to preferred stocks, bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income, and therefore will be subject to greater dividend risk than preferred stocks or debt instruments of such issuers. In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.

Foreign Investment Risk. The Fund’s investments in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers, including, among others, less liquidity generally, greater market volatility than U.S. securities and less complete financial information than for U.S. issuers. In addition, adverse political, economic or social developments could undermine the value of the Fund’s investments or prevent the Fund from realizing the full value of its investments. Financial reporting standards for companies based in foreign markets differ from those in the United States. Further, the value of the currency of the country in which the Fund has invested could decline relative to the value of the U.S. dollar, which may affect the value of the investment to U.S. investors. The Fund will not enter into transactions to hedge against declines in the value of the Fund’s assets that are denominated in a foreign currency.

Emerging Markets Risk. The Fund may invest in securities and instruments that are economically tied to emerging market countries. Emerging market countries are countries that major international financial institutions, such as the World Bank, generally consider to be less economically mature than developed nations. Emerging market countries can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. Investing in foreign countries, particularly emerging market countries, entails the risk that news and events unique to a country or region will affect those markets and their issuers. Countries with emerging markets may have relatively unstable governments, may present the risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets. The economies of emerging markets countries also may be based on only a few industries, making them more vulnerable to changes in local or global trade conditions and more sensitive to debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times. To the extent a substantial portion of the Underlying Index consists of securities from underling issuers located in particular geographic areas, natural disasters, such as volcano eruptions, tsunamis, earthquakes, floods, hurricanes, typhoons, epidemics, or other such events, could have significant impact on the performance and/or risk of the Fund.

Small- and Mid- Capitalization Company Risk. Investments in securities of small- and mid-capitalization companies are subject to the risks of common stocks. Investments in smaller companies may involve greater risks because these companies generally have a limited track record. Smaller companies often have narrower markets, more limited managerial and financial resources and a less diversified product offering than larger, more established companies. As a result, their performance can be more volatile, which may increase the volatility of the Fund’s portfolio.

Large-Capitalization Company Risk. Large-capitalization companies may be unable to respond as quickly as smaller companies to competitive challenges. Larger companies also tend not to be able to maintain the high growth rates of well-managed smaller companies, especially during strong economic periods. Also, larger companies may fall out of favor with the investing public as a result of market, political and economic conditions, including for reasons unrelated to their businesses or economic fundamentals.

Concentration Risk. The Fund seeks to track the Underlying Index, which itself may have concentration in certain regions, economies, countries, markets, industries or sectors. To the extent that the Underlying Index concentrates in the securities of issuers in a particular region, economy, country, market, industry or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, the Fund faces more risks than if it were diversified broadly over numerous industries or sectors. In addition, at times, such region, economy, country, market, industry or sector may be out of favor and underperform other regions, economies, countries, markets, industries, sectors or the market as a whole.

Risks of Investing in the Water Industry. The Fund’s investments in the water industry may underperform relative to the general market, returns on investments in other sectors or fixed-income securities. The water industry can be significantly affected by the availability of water, the level of rainfall and the occurrence of other climactic and environmental events, changes in water consumption and water conservation. Furthermore, because the Fund will focus its investments in tracking just the water industry, economic downturns and global and domestic events affecting the water industry will have a greater impact on the Fund than would be the case if the Fund’s investments were more diversified. These events may include governmental regulation and institutional change, inflation, an increase in the cost of raw materials, an increase in interest rates, technological advances, changes in consumer sentiment and spending and changes in government spending.

Energy Sector Risk. To the extent that the Fund’s investments are exposed to issuers conducting business in the energy sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/ or increased competition affecting the energy and energy commodities sectors. The prices of the securities of companies operating in the energy sector and energy sector commodities may fluctuate widely due to changes in value and dividend yield, which depend largely on the price and supply of energy fuels, international political events relating to oil producing countries, energy conservation, the success of exploration projects, and tax and other governmental regulatory policies.

Industrials Sector Risk. Stock prices for the types of companies included in  the  industrial  sector  are  affected  by  supply  and  demand  both  for their specific product or service and for industrial sector products in general. Government regulation, world events and economic conditions, technological developments and liabilities for environmental damage and general civil liabilities, among other factors, will likewise affect the performance of these companies.

Utilities Sector Risk. Stock prices for companies in the utilities sector are affected by supply and demand, operating costs, governmental regulation, taxes, environmental factors, liabilities for environmental damage and general civil liabilities, and rate caps or rate changes. Utility companies also are vulnerable to natural disasters, terrorist attacks, government intervention or other factors may render a utility company’s equipment unusable or obsolete and negatively impact profitability. Among the risks that may affect utility companies are the following: risks of increases in fuel and other operating costs; the high cost of borrowing to finance capital construction during inflationary periods; restrictions on operations and increased costs and delays associated with compliance with federal and state safety regulations; and the effects of energy conservation and regulatory changes.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons. Such divergence is often referred to as “tracking error.” Tracking error may occur because of differences between the securities or other instruments held in the Fund’s portfolio and those included in the Underlying Index, pricing differences, transaction costs, the Fund’s holding of uninvested cash, differences in timing of the accrual of dividends or interest, tax gains or losses, changes to the Underlying Index or the need to meet various new or existing regulatory requirements. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not. This risk may be heightened during times of increased market volatility or other unusual market conditions.

Issuer Specific Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issues can be more volatile than that of larger issues.

Non-Diversified Fund Risk. The Fund is considered non-diversified and can invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

Fluctuation of Net Asset Value. The net asset value (“NAV”) of the Fund’s Shares will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of the Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for Shares on NYSE Arca, Inc. (the “NYSE Arca”). The Adviser cannot predict whether the Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for the Shares will be closely related to, but not identical to, the same forces influencing the prices of the stocks of the Underlying Index trading individually or in the aggregate at any point in time.

Passive Management Risk. Unlike many investment companies, the Fund is not “actively” managed. Therefore, it would not necessarily sell a security because the security’s issuer was in financial trouble unless that security is removed from the Underlying Index.

Fund Performance

As of the date of this Prospectus, the Fund has not completed a full calendar year of investment operations. When the Fund has completed a full calendar year of investment operations, this section will include charts that show annual total returns, highest and lowest quarterly returns and average annual total returns (before and after taxes) compared to the Underlying Index and a benchmark index selected for the Fund.

Investment Adviser

ALPS Advisors, Inc. is the investment adviser to the Fund.

Portfolio Managers

Ryan Mischker, Manager of Index Management of ALPS Advisors, Inc. and Andrew Hicks, Vice President of Advisory Operations for ALPS Advisors, Inc. are responsible for the day to day management of the Fund. Mr. Mischker and Mr. Hicks have each served in such capacity since the Fund’s inception.

Purchase and Redemption of Shares

The Trust issues and redeems Shares at NAV only in a large specified number of Shares called a “Creation Unit” or multiples thereof. A Creation Unit consists of 50,000 Shares. Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities in the Underlying Index and/or cash.

Individual Shares of the Fund may only be purchased and sold in secondary market transactions through brokers. Shares of the Fund are listed for trading on NYSE Arca under the ticker symbol WTRX and because Shares will trade at market prices rather than NAV, Shares of the Fund may trade at a price greater than or less than NAV.

Tax Information

The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a broker-dealer or other financial intermediary, the Adviser or other related companies may pay the intermediary for the sale of Shares or related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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